UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2017

HOMETRUST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35593	45-5055422
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

10 Woodfin Street, Asheville, North Carolina	28801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (828) 259-3939

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 27, 2017, the Compensation Committee of the Board of Directors of HomeTrust Bancshares, Inc. (the “Company”) approved, for the fiscal year ending June 30, 2018, targeted incentive award opportunities and performance measures and weightings under the Company’s Strategic Operating Committee Incentive Program (the “SOC Incentive Program”). For fiscal 2018, the targeted incentive award opportunities for the following executive officers (each of whom was a named executive officer in the Company’s last annual meeting proxy statement and is expected to be a named executive officer in the Company’s upcoming annual meeting proxy statement) were established: Dana L. Stonestreet, Chairman, President and Chief Executive Officer, 55% of annual base salary; C. Hunter Westbrook, Executive Vice President and Chief Banking Officer, 40% of annual base salary; Tony J. VunCannon, Executive Vice President, Chief Financial Officer and Treasurer, 30% of annual base salary; Howard L. Sellinger, Executive Vice President and Chief Information Officer, 30% of annual base salary; and Keith J. Houghton, Executive Vice President and Chief Credit Officer, 30% of annual base salary. For Mr. Stonestreet, the SOC Incentive Program performance measures and weightings will be as follows: net income (50% weighting); efficiency ratio (15% weighting); total loans, excluding purchased home equity lines of credit ("HELOCs") (15% weighting); and functional team goals (20% weighting). For each of the other participating named executive officers, the SOC Incentive Program performance measures and weightings will be as follows: net income (40% weighting); efficiency ratio (15% weighting); total loans, excluding HELOCs (15% weighting); and functional team goals (30% weighting). Awards will be “cash awards” under the Company’s 2013 Omnibus Incentive Plan (the “Omnibus Plan”), and will be funded and paid in accordance with the SOC Incentive Program if the Company has positive operating earnings for fiscal 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETRUST BANCSHARES, INC.

Date: September 27, 2017	By:	/s/ Tony J. VunCannon
Tony J. VunCannon
Executive Vice President, Chief Financial Officer, and Treasurer

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